UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591
(Address of principal executive offices) (Zip Code)

(914) 524-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On February 16, 2016, Prestige Brands Holdings, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, Prestige Brands, Inc. (“Prestige Brands”), has priced an offering of $350.0 million in aggregate principal amount of 6.375% senior notes due 2024 (the “notes”) in a private offering. The sale of the notes is expected to be completed on or about February 19, 2016, subject to customary closing conditions. The notes will be senior unsecured obligations of Prestige Brands and will be guaranteed by the Company and certain of its subsidiaries.
The Company intends to use the net proceeds from the offering to redeem all of Prestige Brands’ outstanding 8.125% Senior Notes due 2020, to repay the bridge credit facility entered into on February 4, 2016 in connection with the Company’s closing of the acquisition of DenTek Holdings, Inc., to pay related fees and expenses and for general corporate purposes.
The notes and the related guarantees are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The notes and related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the notes and related guarantees in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
The press release relating to the notes offering is attached as exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 and the exhibit attached hereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Dated: February 16, 2016	By: /s/ David S. Marberger
Name: David S. Marberger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 16, 2016.